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                            FANNIE MAY HOLDINGS, INC.
                           ARCHIBALD CANDY CORPORATION
                           1137 West Jackson Boulevard
                                Chicago, IL 60607


                                November 14, 2001

To the Purchasers under
the Securities Purchase
Agreement dated as of
October 30, 1991, as amended

Ladies and Gentlemen:

          Reference is made to that certain Securities Purchase Agreement dated as of October 30, 1991 (as amended, supplemented or modified from time to time, the "Agreement") among Fannie May Holdings, Inc., a Delaware corporation, Archibald Candy Corporation, an Illinois corporation (the "Company"), and the undersigned Purchasers.

          All capitalized terms used herein and not otherwise defined shall have the respective meanings assigned to such terms in the Agreement.

          The Company has advised the Purchasers that The CIT Group/Business Credit, Inc., the Company's lender under its revolving credit facility, has agreed to increase by $2.0 million, until December 15, 2002, the amount of indebtedness that may be incurred by the Company pursuant to its revolving credit agreement.

          1. Each Purchaser, by its execution of this letter below, acknowledges and agrees that Section 7.4(b) of the Agreement is hereby amended by adding the following immediately after the reference therein to "$30,000,000": "(or, until December 15, 2002, $32,000,000)".

          2. Except as specifically amended by this letter, the Agreement shall remain in full force and effect and is hereby ratified and confirmed. The execution, delivery and performance of this letter shall not, except as expressly provided herein, constitute a waiver of any provisions of, or operate as a waiver of any right, power or remedy of the Purchasers under, the Agreement.

          3. This letter may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which together shall constitute one and the same instrument.

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          4. THIS LETTER AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER
SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

                            [signature pages follow]

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                                      FANNIE MAY HOLDINGS, INC.

                                      By: /s/ Ted A. Shepherd
                                         ---------------------------------------

                                      Title:  President, Chief Operating Officer


                                      ARCHIBALD CANDY CORPORATION

                                      By: /s/ Ted A. Shepherd
                                         ---------------------------------------

                                      Title:  President, Chief Operating Officer

  Acknowledged and agreed to as of the date set forth opposite their signature.

                                      TCW SPECIAL PLACEMENTS FUND III
Dated:  November 14, 2001
                                      By:  TCW Capital
                                      Its:  Managing General Partner

                                        By:  TCW Asset Management Company
                                        Its:  Managing General Partner

                                             By: /s/ Raymond F. Henze
                                                --------------------------------
                                             Title:  Group Managing Director

                                      TCW CAPITAL, as Investment Manager
                                      pursuant to an Investment Management
                                      Agreement dated as of June 19, 1989
Dated:  November 14, 2001
                                      By:  TCW Asset Management Company
                                      Its:  Managing General Partner

                                      By: /s/ Raymond F. Henze
                                         ---------------------------------------
                                      Title:  Group Managing Director

                                      TCW CAPITAL, as Investment Manager
                                      pursuant to an Investment Management
                                      Agreement dated as of April 18, 1990
Dated:  November 14, 2001
                                      By:  TCW Asset Management Company
                                      Its:  Managing General Partner

                                             By: /s/ Raymond F. Henze
                                                --------------------------------
                                             Title:  Group Managing Director

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                                      MEZZANINE CAPITAL
Dated:  November 14, 2001
                                      By:  TCW Asset Management Company
                                      Its:  Managing General Partner

                                             By: /s/ Raymond F. Henze
                                                --------------------------------
                                             Title:  Group Managing Director

                                      JZ EQUITY PARTNERS PLC
                                      (f/k/a MCIT (EXISTING POOL) LIMITED)
Dated:  November 14, 2001
                                      By: /s/
                                         ---------------------------------------
                                      Title:
                                            ------------------------------------

                                      WCT INVESTMENT PTE. LTD
Dated:  November 14, 2001
                                      By: /s/ Brett K. Fisher
                                         ---------------------------------------
                                      Title:  Director

                                      JORDAN INDUSTRIES, INC.
Dated:  November 14, 2001
                                      By: /s/ John W. Jordan II
                                         ---------------------------------------
                                      Title:
                                            ------------------------------------